Tortoise Energy Capital Corp.

Yield

Growth

Quality

2007 1st Quarter Report

February 28, 2007

"...Steady Wins™"

TYY LISTED NYSE

Company at a Glance
Tortoise Energy Capital Corp. is a pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current dividends paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise Capital achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Capital. We also seek dividend growth through capital market strategies involving timely debt and equity offerings by Tortoise Capital that are primarily invested in MLP issuer direct placements.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Capital, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.
Tortoise Capital invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Capital Investment Versus a Direct Investment in MLPs
Tortoise Capital seeks to provide its stockholders with an efficient alternative to investing directly in MLPs and their affiliates. A direct investment in a MLP potentially offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Capital include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•	The ability to access investment grade credit markets to enhance the dividend rate; and
•	Access to direct placements and other investments not available through the public markets.

April 09, 2007
Dear Fellow Stockholders,
Thank you for your investment in Tortoise Energy Capital Corp. (Tortoise Capital).
Performance Review
For the quarter ended Feb. 28, 2007, we’re pleased to report a total return of 11.37 percent based on market value, including the reinvestment of dividends. On Feb. 12, 2007 we declared a $0.40 per share dividend, reflecting a $1.60 annualized dividend rate and a 2.6 percent increase over the dividend paid in the prior quarter. This dividend yield was 5.5 percent based on the closing price of $29.11 on Feb. 28, 2007. We expect that a significant portion of this dividend will be treated as return of capital for income tax purposes, although the ultimate determination of its character will not be made until after our year-end.
Dividend growth resulted from distributions paid by our portfolio companies, with their calendar fourth quarter distributions increasing an average of 15 percent as compared to the prior calendar year’s fourth quarter.
We maintain our expectation that long-term dividend growth will be approximately 4 percent on an annualized basis.
Investment Review
In the first quarter of 2007, Tortoise Capital helped finance growth in the energy infrastructure sector through the completion of three direct placement investments totaling approximately $64 million. In December, we acquired common units of Williams Partners, L.P. which used the proceeds to help fund a portion of an acquisition of natural gas gathering and processing assets. In that same month, we also acquired common units of Plains All American Pipeline, L.P. which used the proceeds to help to repay indebtedness, fund capital expenditures and for general corporate purposes. In February, we acquired common units of TC Pipelines, L.P. which used the proceeds to help fund an acquisition of natural gas transportation assets.
Subsequent to the end of the quarter, Tortoise Capital completed a $70 million notes offering and a $40 million money market preferred stock offering. The proceeds of these offerings were used to retire short-term debt under the company’s $150 million unsecured credit facility put into place to provide temporary funding for direct placements and initial public offering investments.
Investment transactions subsequent to the end of the quarter included direct placements with Crosstex Energy, L.P. in the amount of $15 million and Enbridge Energy Partners, L.P. in the amount of $15 million. The direct placements we have completed are evidence of the continuing opportunities in this sector.
Master Limited Partnership Outlook
The MLP market capitalization continued to grow, increasing over the previous year-end by 53 percent to $101 billion as of Dec. 31, 2006.(1) This was caused in part by the MLP sector trading at higher prices, as the average yield decreased to 5.7 percent as of March 30, 2007 as compared to 6.1 percent on Dec. 29, 2006.(2) Also, accelerating distribution growth, secondary offerings to finance internal growth and acquisitions, and additional initial public offerings in the exploration and production (E&P), shipping and natural gas gathering businesses have contributed to the sector’s growth.
2007 1st Quarter Report	1

As the world’s largest consumer of energy, the United States energy consumption is expected to grow by 1.1 percent through 2030.(3) As companies meet this demand, internal growth projects should continue in the MLP sector. We estimate that MLPs will spend an estimated $20 billion on internal projects between 2006 and 2010. This spending is expected to finance refined product infrastructure projects to support growing population centers, pipeline and storage terminal projects to increase the movement of crude oil from Canada to the United States, and natural gas projects to develop infrastructure that efficiently connects new areas of supply to growing areas of demand. And, as stated in our last letter to you, we expect MLPs will also continue to grow through acquisitions.
In Closing
In light of these positive trends, we believe Tortoise Capital is well-positioned to be a key source of capital for many of these expected organic growth projects and acquisitions. We believe the MLP sector will continue to deliver sustainable distribution growth.
Thank you for your confidence in our company. We hope you’ll continue with us as we work hard to find attractive investments offering yield, growth and quality. We intend to stay the course, guided by our motto, “steady wins.”
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1)	Lehman Bros. MLP Quarterly Monitor Research Report — Jan. 23, 2007
(2)	Stifel Nicolaus MLP Weekly Monitor — March 30, 2007
(3)	Energy Information Administration — Annual Energy Outlook 2007
…Steady Wins™
2	Tortoise Energy Capital Corp.

Summary Financial Information  (Unaudited)
Period Ended February 28, 2007
Market value per share	$29.11
Net asset value per share	29.28
Total net assets	468,856,421
Unrealized appreciation of investments (excluding interest
rate swap contracts) before deferred taxes	75,782,346
Unrealized appreciation of investments and
interest rate swap contracts after deferred taxes	47,428,564
Net investment loss	(1,874,760)
Total realized gain after deferred taxes	1,636,930
Total investment return based on market value(1)	11.37%
Net operating expenses before leverage costs and taxes as a
percent of average total assets(2)	1.09%
Distributable cash flow as a percent of average net assets(2)(3)	5.70%
(1)	See footnote 4 to the Financial Highlights on page 20 for further disclosure.
(2)	Annualized.
(3)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
February 28, 2007 (Unaudited)
(Percentages based on total investment portfolio)
2007 1st Quarter Report	3

Key Financial Data  (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
2006 Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$7,537
Dividends paid in stock	1,580
Short-term interest and dividend income	311

Total from investments	9,428
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	1,193
Other operating expenses	287

1,480

Distributable cash flow before leverage costs and current taxes	7,948
Leverage costs(2)	1,935
Current income tax expense	17

Distributable Cash Flow(3)	$5,996

Dividends paid on common stock	$5,742
Dividends paid on common stock per share	0.360
Payout percentage for period(4)	95.8%
Total assets, end of period	580,569
Average total assets during period(5)	545,374
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	190,000
Leverage as a percent of total assets	32.7%
Unrealized appreciation (depreciation) net of deferred taxes, end of period	8,716
Net assets, end of period	372,568
Average net assets during period(7)	373,251
Net asset value per common share	23.36
Market value per share	22.90
Shares outstanding	15,951
Selected Operating Ratios(8)

As a Percent of Average Total Assets
Total distributions received from investments	7.01%
Net operating expenses before leverage costs and current taxes	1.10%
Distributable cash flow before leverage costs and current taxes	5.91%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	6.51%
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fees, interest rate swap expenses and preferred dividends.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, current taxes, and realized and unrealized gains (losses) on settlements of interest rate swap contracts.
4	Tortoise Energy Capital Corp.

2006			2007
Q2(1)	Q3(1)	Q4(1)	Q1(1)
$8,436	$8,878	$9,220	$10,208
1,454	1,442	1,470	1,535
182	156	141	135

10,072	10,476	10,831	11,878
1,318	1,467	1,532	1,779
281	285	256	291

1,599	1,752	1,788	2,070

8,473	8,724	9,043	9,808
2,530	2,634	2,708	3,442
4	5	2	2

$5,939	$6,085	$6,333	$6,364

$5,989	$6,069	$6,229	$6,406
0.375	0.380	0.390	0.400
100.8%	99.7%	98.4%	100.7%
607,064	644,119	706,624	854,184
591,705	619,080	661,332	773,384
190,000	201,600	218,000	288,300
31.3%	31.3%	30.9%	33.8%
33,657	53,482	87,161	134,589
389,305	401,887	429,010	468,856
380,117	395,781	411,564	452,446
24.38	25.16	26.79	29.28
22.40	23.60	26.50	29.11
15,971	15,971	16,014	16,014

6.75%	6.71%	6.57%	6.23%
1.07%	1.12%	1.08%	1.09%
5.68%	5.59%	5.49%	5.14%
6.20%	6.10%	6.17%	5.70%
(4)	Dividends paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $98,300,000 as of February 28, 2007.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year.
2007 1st Quarter Report	5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Capital’s goal is to provide a growing dividend stream to our investors, and when combined with MLP growth prospects, the investment offers the opportunity for an attractive total return. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds as well as taxable accounts.
We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private purchases principally involve financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our unique expertise in origination, structuring, diligence and investment oversight.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.
Determining Dividends Distributed To Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate. We have targeted to pay at least 95 percent of DCF on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, total leverage costs and current income taxes on our operating income. Each is summarized for you in the table on pages 4 and 5 and are discussed in more detail below.
6	Tortoise Energy Capital Corp.

Management’s Discussion
(Continued)
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) before taxes in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and unrealized gains (losses) on interest swap settlements as additional leverage costs, as well as current tax expense.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. Our disciplined investment process seeks to select well-managed businesses with real, hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass- through. So, over the long-term, we believe MLPs will outpace interest rate increases and produce positive returns.
Total distributions received from our investments relating to DCF for the 1st quarter 2007 was approximately $12 million, representing a 26 percent increase as compared to 1st quarter 2006 and a 10 percent increase as compared to 4th quarter 2006. These increases reflect the earnings from investment of additional leverage and distribution increases from our MLP investments. The average annual percentage increase of distributions of our MLPs in 1st quarter 2007 as compared to the distributions in 1st quarter 2006 was 15 percent.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.09 percent of average total assets for the 1st quarter 2007 as compared to 1.10 percent for the 1st quarter 2006 and 1.08 percent for the 4th quarter 2006. Advisory fees increased as a result of growth in total assets and from the impact of the contractual change in advisory fees from 0.90 percent of average managed assets to 0.95 percent which took effect June 1, 2006.
2007 1st Quarter Report	7

Management’s Discussion
(Continued)
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period, as all of our Tortoise Notes and revolving credit line have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in our cost of long-term leverage through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With very little short-term interest rate risk in Tortoise Capital, we now have an all-in weighted average cost of leverage of 5.31 percent with a remaining weighted average swap maturity of approximately 8 3/4 years. Details of the swaps are disclosed in Note 11 of our Notes to Financial Statements.
As indicated in Note 11, Tortoise Capital has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates, and is intended to approximate our variable rate payment obligation. The spread between the fixed rate and floating LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise Capital the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR rate (Tortoise Capital pays U.S. Bank the net difference). We realized approximately $133,000 in gains on interest rate swap settlements during the 1st quarter 2007 as compared to approximately $122,000 for the 4th quarter 2006.
Leverage costs increased to approximately $3.4 million for the 1st quarter 2007 as compared to $1.9 million for the 1st quarter 2006 and $2.7 million for the 4th quarter 2006, due to additional interest expense associated with utilization of our short-term line of credit.
Distributable Cash Flow
For 1st quarter 2007 our DCF was approximately $6.4 million, an increase of $368,000 or 6 percent as compared to 1st quarter 2006 and $31,000 as compared to 4th quarter 2006. These increases are the net result of growth in distributions and expenses as outlined above. Current income tax expense reflects estimated Canadian taxes payable by Tortoise Capital on Canadian income allocated to the company. We paid a dividend of $6.4 million, or 100.7 percent of DCF during the quarter. On a per share basis, the Company declared a $0.40 dividend on February 12th, 2007, for an annualized run-rate of $1.60. This is an increase of 11 percent as compared to 1st quarter 2006 and 3 percent as compared to 4th quarter 2006. With the growth in distributions from the MLPs in which we invest, we expect the dividend to continue to grow at least 4 percent annually.
Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Capital in a year generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income or return of capital.
The taxability of the dividend you receive depends on whether Tortoise Capital has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLP’s are not income for tax purposes, we currently have very little income to offset against our expenses.
8	Tortoise Energy Capital Corp.

Management’s Discussion
(Continued)
In the event Tortoise Capital has earnings and profits, our dividend, like any other corporate dividend, would be taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Capital has a gain. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. Tortoise Capital’s investments at value are $851.2 million, with an adjusted cost of $628.9 million. The $222.3 million difference reflects gain that would be realized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we inform you of the tax treatment after the close of each year because both of these items are unpredictable until the year is over. We currently expect that our estimated annual taxable income for 2007 will be less than 20 percent of our estimated dividend distributions to stockholders in 2007, although the ultimate determination will not be made until January 2008.
Liquidity And Capital Resources
Tortoise Capital had total assets of $854 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 1st quarter 2007, total assets grew from $707 million to $854 million, an increase of 21 percent. This change was primarily the result of an increase in unrealized appreciation of investments of approximately $69 million and an increase of leverage of $70 million. The Statement of Operations reflects unrealized appreciation before deferred tax expense of $78 million, which includes $9 million in MLP distributions treated as return of capital.
The Company has a $150 million credit facility with U.S. Bank, N.A. maturing March 21, 2008. Outstanding balances generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are primarily used to facilitate private placement equity investments. At February 28, 2007, we had approximately $98 million outstanding under the facility.
Total leverage outstanding of $288 million is comprised of $120 million in auction rate senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, $70 million in money market preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and $98 million outstanding under the credit facility. Total leverage represented 34 percent of total assets at February 28, 2007. Our long-term target for leverage remains approximately 33 percent of total assets. We expect to use our line of credit to make desirable investments as they become available and to reach our targeted leverage amount. As the line of credit increases in size we would issue additional Tortoise Notes or Preferred Stock to repay the line and provide longer-term capital for our Company.
Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage from 33 percent to 38 percent of total assets at the time of incurrence, to allow participation in investment opportunities. The policy requires leverage to be within the limits set forth in the 1940 Act (300 percent and 200 percent asset coverage for debt and preferred shares, respectively) and indicates that leverage will be reduced to our long-term target over time in an orderly fashion from portfolio sales and/or an equity offering.
2007 1st Quarter Report	9

Schedule of Investments  (Unaudited)
	February 28, 2007
	Shares	Value
Master Limited Partnerships and
Related Companies — 180.4%(1)
Crude/Refined Products Pipelines — 93.7%(1)
Buckeye Partners, L.P.	257,191	$12,640,938
Enbridge Energy Partners, L.P.	860,700	45,453,567
Holly Energy Partners, L.P.	49,215	2,269,796
Kinder Morgan Management, LLC(2)	1,880,170	94,027,302
Magellan Midstream Partners, L.P.	956,729	40,278,291
Plains All American Pipeline, L.P.(3)	1,835,647	101,878,408
Plains All American Pipeline, L.P.(4)	82,186	4,356,680
Sunoco Logistics Partners, L.P.	848,860	47,621,046
TEPPCO Partners, L.P.	755,898	32,307,080
Valero, L.P.	693,109	43,665,867
Valero GP Holdings, LLC	561,755	14,796,627

		439,295,602

Natural Gas/Natural Gas Liquid Pipelines — 44.4%(1)
Boardwalk Pipeline Partners, L.P.	611,060	22,425,902
Energy Transfer Equity, L.P.(4)	547,246	17,703,408
Energy Transfer Partners, L.P.	731,060	40,325,270
Enterprise Products Partners, L.P.	2,597,696	79,255,705
ONEOK Partners, L.P.	290,750	18,823,155
TC Pipelines, L.P.(4)	867,804	29,861,136

		208,394,576

Natural Gas Gathering/Processing — 36.1%(1)
Copano Energy, LLC	527,002	34,824,292
Crosstex Energy, L.P.(5)	1,269,913	47,723,330
DCP Midstream Partners, L.P.	323,250	11,953,785
Duncan Energy Partners, L.P.	340,030	8,160,720
Hiland Partners, L.P.	2,200	119,328
MarkWest Energy Partners, L.P.	459,633	29,830,182
Regency Energy Partners, L.P.	441,620	12,153,382
Targa Resources Partners, L.P.	89,400	2,154,540
Universal Compression Partners, L.P.	66,000	1,962,180
Williams Partners, L.P.	83,735	3,617,352
Williams Partners, L.P.(4)	107,200	4,353,392
Williams Partners, L.P. — Class B(4)	309,339	12,293,132

		169,145,615

Shipping — 2.4%(1)
K-Sea Transportation Partners, L.P.	280,910	11,095,945

10	Tortoise Energy Capital Corp.

Schedule of Investments  (Unaudited)
(Continued)
	February 28, 2007
	Shares	Value
Propane Distribution — 3.8%(1)
Inergy, L.P.	569,479	$17,670,933

Total Master Limited Partnerships and
Related Companies (Cost $623,349,254)		845,602,671

Promissory Note — 1.1%(1)	Principal
Shipping — 1.1%(1)	Amount
E.W. Transportation, LLC — Unregistered, 9.28%, Due 3/31/2009
(Cost $5,226,172)(4)(6)	$5,250,378	5,226,172

Short-Term Investments — 0.1%(1)
Investment Companies — 0.1%(1)	Shares
First American Prime Obligations Money Market Fund —
Class Y, 5.04%(7)	170,038	170,038
First American Treasury Obligations Money Market Fund —
Class Y, 4.98%(7)	170,038	170,038

Total Short-Term Investments (Cost $340,076)		340,076

Total Investments — 181.6%(1)
(Cost $628,915,502)		851,168,919
Auction Rate Senior Notes — (25.6%)(1)		(120,000,000)
Interest Rate Swap Contracts — (0.4%)(1)
$190,000,000 notional — Unrealized Depreciation, Net(8)		(1,655,107)
Liabilities in Excess of Cash and Other Assets — (40.7%)(1)		(190,657,391)
Preferred Shares at Redemption Value — (14.9%)(1)		(70,000,000)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$468,856,421

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing; security distributions are paid in kind. Related company of master limited partnership.
(3)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(4)	Fair valued securities represent a total market value of $73,793,920 which represents 15.7% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.
(5)	Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 7 to the financial statements for further disclosure.
(6)	Security is a variable rate instrument. Interest rate is as of February 28, 2007.
(7)	Rate indicated is the 7-day effective yield as of February 28, 2007.
(8)	See Note 11 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	11

Statement of Assets & Liabilities  (Unaudited)
February 28, 2007
Assets
Investments at value, non-affiliated (cost $586,033,700)	$803,445,589
Investments at value, affiliated (cost $42,881,802)	47,723,330

Total investments (cost $628,915,502)	851,168,919
Cash	976,237
Receivable for investments sold	346,522
Interest and dividend receivable	14,168
Prepaid expenses and other assets	1,678,616

Total assets	854,184,462

Liabilities
Payable to Adviser	1,197,539
Dividend payable on common shares	6,405,521
Dividend payable on preferred shares	10,403
Payable for investments purchased	2,543,404
Short-term borrowings	98,300,000
Accrued expenses and other liabilities	973,264
Unrealized depreciation of interest rate swap contracts, net	1,655,107
Deferred tax liability	84,242,803
Auction rate senior notes payable:
Series A, due November 14, 2045	60,000,000
Series B, due November 14, 2045	60,000,000

Total liabilities	315,328,041

Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding
shares (7,500 shares authorized)	70,000,000

Net assets applicable to common stockholders	$468,856,421

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 16,013,802 shares issued and
outstanding (100,000,000 shares authorized)	$16,014
Additional paid-in capital	337,588,616
Accumulated net investment loss, net of deferred tax benefit	(7,611,533)
Undistributed realized gain, net of deferred tax expense	4,274,211
Net unrealized gain on investments and interest rate swap contracts,
net of deferred tax expense	134,589,113

Net assets applicable to common stockholders	$468,856,421

Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$29.28

See Accompanying Notes to the Financial Statements.
12	Tortoise Energy Capital Corp.

Statement of Operations  (Unaudited)
Period from December 1, 2006 through February 28, 2007
Investment Income
Distributions received from master limited partnerships
(including $711,151 from affiliate)	$10,208,369
Less return of capital on distributions (including $640,036 from affiliate)	(8,715,679)

Distribution income from master limited partnerships	1,492,690
Dividends from money market mutual funds	3,474
Interest	131,965

Total Investment Income	1,628,129

Expenses
Advisory fees	1,778,700
Administrator fees	123,122
Professional fees	54,300
Directors’ fees	30,822
Custodian fees and expenses	23,278
Fund accounting fees	16,891
Reports to stockholders	13,459
Registration fees	12,229
Stock transfer agent fees	3,551
Other expenses	13,529

Total Expenses before Interest Expense and Auction Agent Fees	2,069,881

Interest expense	2,501,485
Auction agent fees	127,749

Total Interest Expense and Auction Agent Fees	2,629,234

Total Expenses	4,699,115

Net Investment Loss, before Income Taxes	(3,070,986)
Current tax expense	(2,392)
Deferred tax benefit	1,198,618

Income tax benefit, net	1,196,226

Net Investment Loss	(1,874,760)

2007 1st Quarter Report	13

Statement of Operations  (Unaudited)
(Continued)
Period from December 1, 2006 through February 28, 2007
Realized and Unrealized Gain on Investments and Interest Rate Swaps
Net realized gain on investments	$2,550,498
Net realized gain on interest rate swap settlements	132,994

Net realized gain, before deferred tax expense	2,683,492
Deferred tax expense	(1,046,562)

Net realized gain on investments and interest rate swap settlements	1,636,930

Net unrealized appreciation of investments	75,782,346
Net unrealized appreciation of interest rate swap contracts	1,969,398

Net unrealized appreciation, before deferred tax expense	77,751,744
Deferred tax expense	(30,323,180)

Net unrealized appreciation of investments and interest
rate swap contracts	47,428,564

Net Realized and Unrealized Gain on Investments and Interest Rate Swaps	49,065,494

Dividends to Preferred Stockholders	(938,691)

Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$46,252,043

See Accompanying Notes to the Financial Statements.
14	Tortoise Energy Capital Corp.

Statement of Changes in Net Assets
	Period from December 1, 2006 through February 28, 2007	Year Ended November 30, 2006
	(Unaudited)
Operations
Net investment loss	$(1,874,760)	$(5,736,773)
Net realized gain on investments and interest
rate swap settlements	1,636,930	2,637,597
Net unrealized appreciation of investments and
interest rate swap contracts	47,428,564	87,973,824
Dividends to preferred stockholders	(938,691)	(3,009,156)

Net increase in net assets applicable to
common stockholders resulting from operations	46,252,043	81,865,492

Dividends and Distributions to
Common Stockholders
Net investment income	—	—
Return of capital	(6,405,521)	(24,029,094)

Total dividends and distributions to common
stockholders	(6,405,521)	(24,029,094)

Capital Share Transactions
Underwriting discounts and offering expenses associated
with the issuance of preferred shares	—	(903,565)
Issuance of 63,141 common shares from reinvestment
of dividend distributions to stockholders	—	1,621,624

Net increase in net assets, applicable to common
stockholders, from capital share transactions	—	718,059

Total increase in net assets applicable to
common stockholders	39,846,522	58,554,457
Net Assets
Beginning of period	429,009,899	370,455,442

End of period	$468,856,421	$429,009,899

Accumulated net investment loss at the end
of the period	$(7,611,533)	$(5,736,773)

See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	15

Statement of Cash Flows  (Unaudited)
Period from December 1, 2006 through February 28, 2007
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$11,107,743
Interest and dividend income received	135,166
Purchases of long-term investments	(84,452,677)
Proceeds from sales of long-term investments	8,065,607
Proceeds from sales of short-term investments, net	7,136
Proceeds from interest rate swap settlements	132,994
Interest expense paid	(2,243,556)
Income taxes paid	(32,727)
Operating expenses paid	(2,022,501)

Net cash used in operating activities	(69,302,815)

Cash Flows From Financing Activities
Advances from revolving line of credit	82,900,000
Repayments on revolving line of credit	(12,600,000)
Dividends paid to preferred stockholders	(1,166,200)

Net cash provided by financing activities	69,133,800

Net decrease in cash	(169,015)
Cash — beginning of period	1,145,252

Cash — end of period	$976,237

16	Tortoise Energy Capital Corp.

Statement of Cash Flows  (Unaudited)
(Continued)
Period from December 1, 2006 through February 28, 2007
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$46,252,043
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments	(86,996,081)
Return of capital on distributions received	8,715,679
Proceeds from sales of long-term investments	8,412,129
Proceeds from sales of short-term investments, net	7,136
Deferred income tax expense	30,171,124
Net unrealized appreciation of investments and interest
rate swap contracts	(77,751,744)
Realized gain on investments	(2,550,498)
Accretion of discount on long-term investments	(2,708)
Amortization of debt issuance costs	9,959
Dividends to preferred stockholders	938,691
Changes in operating assets and liabilities:
Decrease in interest, dividend and distribution receivable	901,809
Increase in receivable for investments sold	(346,522)
Increase in prepaid expenses and other assets	(97,626)
Decrease in current tax liability, net	(27,973)
Increase in payable to Adviser	151,595
Increase in payable for investments purchased	2,543,404
Increase in accrued expenses and other liabilities	366,767

Total adjustments	(115,554,859)

Net cash used in operating activities	$(69,302,816)

See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	17

Financial Highlights
Period from December 1, 2006 through February 28, 2007
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.79
Public offering price	—
Underwriting discounts and offering costs on issuance of common shares	—
Underwriting discounts and offering costs on issuance of preferred shares	—
Income from Investment Operations:
Net investment income (loss)(3)	(0.12)
Net realized and unrealized gain (loss) on investments(3)	3.07

Total increase (decrease) from investment operations	2.95

Less Dividends to Preferred Stockholders:
Net investment income	—
Return of capital	(0.06)

Total dividends to preferred stockholders	(0.06)

Less Dividends to Common Stockholders:
Net investment income	—
Return of capital	(0.40)

Total dividends to common stockholders	(0.40)

Net Asset Value, end of period	$29.28

Per common share market value, end of period	$29.11
Total Investment Return Based on Market Value(4)	11.37%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$468,856
Ratio of expenses (including current and deferred income tax expense)
to average net assets:(5)(6)(7)	31.26%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets:(5)(6)(7)(8)	4.21%
Ratio of net investment income (loss) to average net assets
(including current and deferred income tax expense):(5)(6)(7)	(29.80)%
Ratio of net investment income (loss) to average net assets
(excluding current and deferred income tax expense):(5)(6)(7)(8)	(2.75)%
Portfolio turnover rate(5)	1.09%
18	Tortoise Energy Capital Corp.

Year Ended November 30, 2006	Period from May 31, 2005(1) through November 30, 2005
$23.23	$—
—	25.00
—	(1.18)
(0.06)	—
(0.36)	0.04
5.68	(0.05)

5.32	(0.01)
—	—
(0.19)	—

(0.19)	—

—	(0.03)
(1.51)	(0.55)

(1.51)	(0.58)

$26.79	$23.23

$26.50	$22.09
27.67%	(8.33)%
$429,010	$370,455
17.38%	1.29%
3.47%	1.39%
(16.31)%	0.60%
(2.40)%	0.50%
5.56%	0.08%
2007 1st Quarter Report	19

Financial Highlights
(Continued)
Period from December 1, 2006 through February 28, 2007
(Unaudited)
Tortoise Auction Rate Senior Notes, end of period (000’s)	$120,000
Tortoise Preferred Shares, end of period (000’s)	$70,000
Per common share amount of auction rate senior notes
outstanding at end of period	$7.49
Per common share amount of net assets, excluding
auction rate senior notes, at end of period	$36.77
Asset coverage, per $1,000 of principal amount of auction
rate senior notes and short-term borrowings(9)	$3,468
Asset coverage ratio of auction rate senior notes
and short-term borrowings(9)	347%
Asset coverage, per $25,000 liquidation value per share of preferred shares(10)	$192,449
Asset coverage, per $25,000 liquidation value per share of preferred shares(11)	$65,657
Asset coverage ratio of preferred shares(11)	263%
(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period ended November 30, 2005, do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	The Company accrued $30,173,516 and $54,292,114 for the quarter ended February 28, 2007 and the year ended November 30, 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
20	Tortoise Energy Capital Corp.

Year Ended November 30, 2006	Period from May 31, 2005(1) through November 30, 2005
$120,000	$120,000
$70,000	—
$7.49	$7.52
$34.28	$30.75
$4,372	$4,087
437%	409%
$178,218	—
$74,198	—
297%	—
(7)	The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
(8)	This ratio excludes the impact of current and deferred income taxes.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by the sum of auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	21

Notes to Financial Statements  (Unaudited)
February 28, 2007
1. Organization
Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current cash distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYY.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and asked price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
22	Tortoise Energy Capital Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
For the period from May 31, 2005 (commencement of operations) through November 30, 2005, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 21 percent as investment income and approximately 79 percent as return of capital.
Subsequent to November 30, 2005, the Company reclassified the amount of investment income and return of capital it recognized based on the 2005 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $1.3 million or $0.08 per share ($0.8 million or $0.05 per share, net of deferred tax benefit), and a corresponding increase in unrealized appreciation of investments, net of deferred tax expense, for the year ended November 30, 2006.
D. Dividends and Distributions to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended February 28, 2007 and for the year ended November 30, 2006, the Company’s dividends for book purposes were comprised entirely of return of capital as a result of the net investment loss incurred by the Company in the reporting period. For the year ended November 30, 2006, the Company’s dividends, for tax purposes, were comprised entirely of return of capital. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to the year-end.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28 day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2006 for tax purposes, the Company determined the dividends to preferred stockholders were comprised entirely of return of capital. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to the year-end.
2007 1st Quarter Report	23

Notes to Financial Statements  (Unaudited)
(Continued)
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding.
G. Derivative Financial Instruments
The Company uses interest rate swap contracts to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the derivative instruments, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the derivative instruments are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
24	Tortoise Energy Capital Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80 percent of its total assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector within the United States and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets to be obtained through anticipated leverage.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. Prior to May 31, 2006, the Company paid the Adviser a fee equal to an annual rate of 0.90 percent of the Company’s Managed Assets.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300,000,000 of the Company’s Managed Assets, 0.06 percent on the next $500,000,000 of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets.
2007 1st Quarter Report	25

Notes to Financial Statements  (Unaudited)
(Continued)
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2007, are as follows:
Deferred tax assets:
Net operating loss carryforwards	$9,280,702
Organization costs	21,193

9,301,895

Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	86,033,354
Basis reduction of investment in MLPs	7,511,344

93,544,698

Total net deferred tax liability	$84,242,803

For the period from December 1, 2006 to February 28, 2007, the components of income tax expense include current foreign taxes of $2,392 and deferred federal and state income taxes (net of federal tax benefit) of $27,076,554 and $3,094,570, respectively. As of November 30, 2006, the Company had a net operating loss for federal income tax purposes of approximately $19,231,000. This net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $555,000 and $18,676,000 in the years ending November 30, 2025 and 2026, respectively.
Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains (loss) on investments and interest rate swaps before taxes for the period from December 1, 2006 to February 28, 2007, as follows:
Application of statutory income tax rate	$27,077,487
State income taxes, net of federal taxes	3,094,570
Other, net	1,459

Total	$30,173,516

At February 28, 2007, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax asset.
26	Tortoise Energy Capital Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
As of February 28, 2007, the aggregate cost of securities for Federal income tax purposes was $609,655,645. At February 28, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $241,591,376 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $78,102.
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition date, acquisition cost, value per unit and percent of net assets which the securities comprise.
Investment Security		Number of Units or Principal Amount	Acquisition Date	Acquisition Cost	Value Per Unit	Value as Percent of Net Assets

Energy Transfer Equity, L.P.	Common Units	547,246	11/27/06	$15,000,013	$32.35	3.8%
E.W. Transportation, LLC	Promissory Note	$5,250,378	9/08/05	5,211,001	N/A	1.1
Plains All American Pipeline, L.P.	Common Units	82,186	12/19/06	4,000,000	53.01	0.9
TC Pipelines, L.P.	Common Units	867,804	2/21/07	29,999,984	34.41	6.4
Williams Partners, L.P.	Common Units	107,200	12/13/06	3,922,448	40.61	0.9
Williams Partners, L.P.	Class B Common Units	309,339	12/13/06	11,077,430	39.74	2.6

				$69,210,876		15.7%

7. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of the affiliate security held by the Company as of February 28, 2007 amounted to $47,723,330, representing 10.2 percent of net assets applicable to common stockholders. A summary of affiliated transactions for each company which is or was an affiliate at February 28, 2007 or during the period from December 1, 2006 through February 28, 2007 is as follows:
	Share			Realized	Gross	February 28, 2007
	Balance 11/30/06	Gross Additions	Gross Deductions	Gain (Loss)	Distributions Received	Share Balance	Value

Crosstex Energy, L.P.	1,269,913	$ —	$ —	$ —	$711,151	1,269,913	$47,723,330
8. Investment Transactions
For the period from December 1, 2006 to February 28, 2007, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $86,996,081 and $8,412,129 (excluding short-term debt securities and interest rate swaps), respectively.
2007 1st Quarter Report	27

Notes to Financial Statements  (Unaudited)
(Continued)
9. Auction Rate Senior Notes
The Company has issued two $60,000,000 aggregate principal amounts of auction rate senior notes Series A and Series B, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on November 14, 2045. Fair value of the Notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of February 28, 2007, were 5.36 percent and 5.48 percent, respectively. The weighted average interest rates for Series A and Series B for the period from December 1, 2006 to February 28, 2007, were 5.44 percent and 5.47 percent, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in the auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B. The Notes will not be listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
10. Preferred Shares
The Company has 7,500 authorized Money Market Preferred (“MMP”) Shares, of which 2,800 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends, whether or not declared. Fair value of the MMP Shares approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for the MMP Shares as of February 28, 2007, was 5.60 percent. The weighted average dividend rate for the MMP Shares for the period from December 1, 2006 to February 28, 2007, was 5.61 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in the auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
28	Tortoise Energy Capital Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
11. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of February 28, 2007, were as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation (Depreciation)

U.S. Bank, N.A.	11/25/2015	$60,000,000	5.11%	1 month U.S. Dollar LIBOR	$(706,856)
U.S. Bank, N.A.	12/02/2015	60,000,000	5.11%	1 month U.S. Dollar LIBOR	(697,861)
U.S. Bank, N.A.	2/15/2013	20,000,000	4.95%	1 month U.S. Dollar LIBOR	(72,486)
U.S. Bank, N.A.	3/01/2018	20,000,000	4.99%	1 month U.S. Dollar LIBOR	2,631
U.S. Bank, N.A.	2/28/2017	15,000,000	5.05%	1 month U.S. Dollar LIBOR	(95,365)
U.S. Bank, N.A.	2/28/2015	15,000,000	5.01%	1 month U.S. Dollar LIBOR	(85,170)

		$190,000,000			$(1,655,107)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
2007 1st Quarter Report	29

Notes to Financial Statements  (Unaudited)
(Continued)
12. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 16,013,802 shares outstanding at February 28, 2007. Transactions in common shares for the year ended November 30, 2006 and the period ended February 28, 2007 were as follows:
Shares at November 30, 2005	15,950,661
Shares issued through reinvestment of dividends	63,141

Shares at November 30, 2006 and February 28, 2007	16,013,802

13. Credit Facility
On July 25, 2006, the Company entered into a $20,000,000 unsecured committed credit facility, maturing July 25, 2007, with U.S. Bank, N.A. The principal amount of the credit facility was subsequently increased to $120,000,000. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. The average principal balance and interest rate for the period during which the credit facility was utilized was approximately $55,100,000 and 6.08 percent, respectively. At February 28, 2007 the principal balance outstanding was $98,300,000.
14. Subsequent Events
On March 1, 2007, the Company paid a dividend in the amount of $0.40 per common share, for a total of $6,405,521. Of this total, the dividend reinvestment amounted to $1,186,544.
On March 14, 2007, the Company’s shelf registration statement was declared effective by the Securities and Exchange Commission.
On March 22, 2007, the Company entered into an agreement establishing a new $150,000,000 unsecured credit facility. The new credit facility replaces the previous credit facility. Under the terms of the new credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75 percent. The credit facility will mature on March 21, 2008.
On April 2, 2007, the Company issued $70,000,000 aggregate principal amount of auction rate senior notes. The net proceeds of approximately $69,100,000 from this offering were used to retire a portion of the Company’s short-term debt under the unsecured credit facility.
On April 5, 2007, the Company issued $40,000,000 Money Market Preferred Shares (1,600 shares). The net proceeds of approximately $39,400,000 from this offering were used to retire a portion of the Company’s short-term debt under the unsecured credit facility.
30	Tortoise Energy Capital Corp.

Additional Information  (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Capital Corporation’s (the “Company”) actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2006 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available without charge upon request by calling the Company at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the fund directors and is available upon request without charge by calling the Company at (866) 362-9331.
Annual Certification
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
2007 1st Quarter Report	31

Additional Information  (Unaudited)
(Continued)
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
32	Tortoise Energy Capital Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Capital Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYY
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisor’s Family of Funds
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 2/28/07 ($ in millions)
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities Securities 15% Issuer-Limited	$854
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$1,130
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$175
Tortoise Capital Resources	TTO Dec. 2005(Feb. 2007 - IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	30% Non-Qualified Securities	$124

“...Steady Wins™"
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) www.tortoiseadvisors.com